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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 16, 1998



                       HIGHWAYMASTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                    0-26140                             51-0352879
(State of other jurisdiction                 (Commission File Number)                   (IRS Employer
      of incorporation)                                                               Identification No.)


    16479 DALLAS PARKWAY, SUITE 710, DALLAS, TEXAS                                    75248
       (Address of principal executive offices)                                     (Zip code)


       Registrant's telephone number, including area code: (972) 732-2500


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)


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ITEM 5.  OTHER EVENTS.

     HighwayMaster Corporation ("HighwayMaster"), the sole operating subsidiary of HighwayMaster Communications Inc., announced today a number of key management and structural changes and a downsizing of its workforce by approximately one-fourth.

     For additional information regarding the foregoing matters, reference is made to the press release issued by HighwayMaster on September 17, 1998, a copy of which is attached as an exhibit hereto.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
-------           -----------

99                Press Release dated September 17, 1998





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       HIGHWAYMASTER COMMUNICATIONS, INC.
                                       (Registrant)



                                       By:  /S/ JANA AHLFINGER BELL
                                          -----------------------------------
                                            Jana Ahlfinger Bell
                                            President

Date: September 17, 1998




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                                INDEX TO EXHIBITS

EXHIBIT                                                        SEQUENTIAL
NUMBER          DESCRIPTION                                    PAGE NUMBER

99              Press Release dated September 17, 1998